EXHIBIT 3.2

                                     BYLAWS

                                    ARTICLE I
                                     OFFICES
                                     -------

     Section  1.     The  registered  office shall be in the City of Wilmington,
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County  of  New  Castle,  State  of  Delaware.

     Section  2.     The  corporation may also have offices at such other places
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both within and without the State of Delaware as the Board of Directors business of  the  corporation  may  require.

                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS
                            ------------------------

     Section  1.     All  meetings  of  the  shareholders  for  the  election of
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directors  shall be held in the City of Brownsville, State of Tennessee, at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of shareholders for any other purpose may be held at such time and place, within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section  2.     Annual  meetings  of shareholders, commencing with the year
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1984,  shall be held on the fourth Thursday in April if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 A.M., or at such other date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect by a majority vote directors in accordance with the Certificate of Incorporation, and transact such other business as may properly be brought before the meeting.

     Section 3.     Written notice of the annual meeting stating the place, date
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and hour of the meeting shall be given each shareholder entitled to vote at such meeting  not  less than 10 nor more than 60 days before the date of the meeting:

     Section  4.     The  officer  who  has  charge  of  the stock ledger of the
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corporation  shall  prepare  and  make, at least 10 days before every meeting of shareholders a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.


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                                   ARTICLE III
                        SPECIAL MEETINGS OF STOCKHOLDERS
                        --------------------------------

     Section 1.     Special meetings of stockholders for any purpose may be held
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at  such  time  and  place  within  or without the State of Delaware as shall be stated in the notice of the meeting or in the duly executed waiver of notice thereof.

     Section  2.
     -----------     -----------------------------------------------------------
            prescribed  by  statute  or  by  the  Certificate  of incorporation,
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may  be called by the Chairman of the Board or the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting.

     Section  3.     Written notice of a special meeting stating the place, date
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and  hour  of  the  meeting and the purpose or purposes for which the meeting is called, shall be delivered given not less than 10 nor more than 60 days before the date of the meeting, to each shareholder entitled to vote at such meeting.

     Section  4.     The  business  transacted  at  any  special  meeting  of
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stockholders  shall  be  limited  to  the  purposes  stated  in  the  notice.

                                   ARTICLE IV
                           QUORUM AND VOTING OF STOCK
                           --------------------------

     Section  1.     The holders of record of a majority of the stock issued and
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outstanding  and  entitled  to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice (except as provided in the last sentence of this Section 1) other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

     Section  2.     When  a  quorum  is present at any meeting, the vote of the
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holders  of  a  majority  of the stock having voting power, present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of statute the Certificate of Incorporation, or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

     Section  3.     Unless  otherwise  provided  in  the  Certificate  of
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Incorporation  each  shareholder  shall  at every meeting of the shareholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such shareholder, but no proxy shall be voted after three years from its date, unless the proxy provides for a longer period.


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     Section  4.     Unless  otherwise  provided  in  the  Certificate  of
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Incorporation,  any  action  required  or permitted to be taken at any annual or special meeting of the shareholders of the corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock entitled to vote thereon having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing.

                                    ARTICLE V
                                    DIRECTORS
                                    ---------

     Section  1.     The  number  of  directors which shall constitute the Board
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shall  be determined by a majority of the entire Board of Directors from time to time with the limits and as set forth in the Certificate of incorporation. The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be shareholders.

     Section 2.     Vacancies and newly created directorships resulting from any
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increase  in  the  authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, and the directors so chosen shall hold office until their successors are duly elected and shall qualify, unless sooner displaced, all as provided in the Certificate of Incorporation. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

     Section 3.     Any director or member of a committee may resign at any time
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by  giving  written  notice to the President or the Secretary.  Such resignation shall take effect at any time specified therein after written notice thereof has been received by the President or the Secretary, or if the time be not specified, upon receipt thereof by the President or the Secretary and, unless otherwise specified therein, an acceptance of such resignation shall not be necessary to make it effective.

     Section  4.     Any director or directors may be removed in accordance with
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the  Certificate  of  Incorporation.

     Section  5.     The  business  of  the  corporation shall be managed by its
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Board  of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or try the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.

     Section  6.     Unless  otherwise  restricted  by  the  Certificate  of
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Incorporation  or  these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors maybe paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


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                                   ARTICLE VI
                        MEETING OF THE BOARD OF DIRECTORS
                        ---------------------------------

     Section  1.     The  Board  of  Directors  of,  the  corporation  may  hold
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meetings,  both  regular  and  special,  either  within  or without the State of
Delaware.

     Section  2.     The  first  meeting  of  the Board of Directors following a
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meeting  of  shareholders  at  which  directors  were  elected  shall  be  held immediately following and at the same place as such shareholders' meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at said time and place, the meeting may be held at such time and place as shall be specified in a notice given as
hereinafter  provided  for  special  meetings  of                     directors.
                                                  -------------------

     Section  3.     Regular  meetings  of  the  Board  of Directors may be held
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without  notice  at  such  time  and at such place as shall from time to time be determined  by  the  board.

     Section  4.     Special meetings of the Board may be called by the Chairman
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of  the  Board,  the  President  or  the  Secretary  on one day's notice to each director, either personally or by mail or by telegram; special meetings shall be called by any such officer in like manner and on like notice on the written request of three directors

     Section  5.     At  all  meetings  of the Board a majority of the directors
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shall  constitute  a  quorum  for  the  transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically required by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section  6.     Unless  otherwise  restricted  by  the  Certificate  of
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Incorporation  or  these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     Section  7.     Unless  otherwise  restricted  by  the  Certificate  of
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Incorporation  or  these  Bylaws,  members  of  the  Board  of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                                   ARTICLE VII
                             COMMITTEE OF DIRECTORS
                             ----------------------

     Section  1.     The  Board  of  Directors  may,  by  resolution passed by a
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majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any


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committee,  who  may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of an such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the shareholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the shareholders a dissolution of the corporation or a revocation of a dissolution, amending or repealing any resolution of the Board repealable, or amending the Bylaws of the corporation; and, unless the resolution of the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

     Section  2.     Each  committee  shall keep regular minutes of its meetings
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and  report  the  same  to  the  Board  of  Directors  when  required.

                                  ARTICLE VIII
                                     NOTICES
                                     -------

     Section  1.     Whenever,  under  the  provisions of the statutes or of the
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Certificate  of Incorporation or of these Bylaws, notice is required to be given to any director or shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or shareholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram or electronic facsimile, in which event it shall be deemed to have been given when deposited with a telegraph or electronic facsimile office for transmission.

     Section  2.     Whenever  any  notice  is  required  to  be given under the
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provisions  of  the  statutes or of the Certificate of Incorporation or of these
Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall the deemed equivalent thereto.

                                   ARTICLE IX
                                    OFFICERS
                                    --------

     Section 1.     The officers of the corporation shall be chosen by the Board
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of  Directors  and shall be a Chairman of the Board of Directors, a President, a
Vice-President, a Secretary and a Treasurer. The Board of Directors may also choose additional vice-presidents (who may have additional designations as to seniority or function), and one or more assistant secretaries and assistant treasurers. Any number of offices may be held, by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.


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     Section  2.     The  Board  of  Directors  at  its first meeting after each
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annual  meeting  of  shareholders  shall  choose  a  Chairman  of  the  Board of
Directors, a President, one or more Vice-Presidents, a Secretary and a Treasurer.

     Section  3.     The  Board of Directors may appoint such other officers and
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agents  as  it  shall deem necessary who shall hold their offices for such terns and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

     Section  4.     The  salaries of all officers and agents of the corporation
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shall  be  fixed  by  the  Board  of  Directors.

     Section  5.     The  officers  of  the  corporation shall hold office until
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their  successors  are  chosen and qualify.  Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

     Section 6.     The Chairman of the Board of Directors.  The Chairman of the
     ----------     --------------------------------------
Board of Directors shall preside, when present, at meetings of the Board of Directors, and have such other duties as may be assigned to him by the Board of Directors.

     Section  7.     The  President.  The President shall be the chief executive
     -----------     --------------
officer of the corporation, shall preside at all meetings of the shareholders, shall in the absence of the Chairman of the Board of Directors, preside at all meetings of the Board of Directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall be empowered to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

     Section  8.     The  Vice-President.  In the absence of the President or in
     -----------     -------------------
the event of his inability or refusal to act, the Vice-President (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section  9.     The  Secretary.  The secretary shall attend all meetings of
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the  Board  of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President or any Vice-President, under whose supervision he shall be. He shall have custody of the corporate seal (if any) of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal (if any) of the corporation and to attest the affixing by his signature.


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     Section  10.     Assistant  Secretaries.  The  Assistant  Secretary,  or if
     ------------     -----------------------
there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties, and have such other powers as the Board of Directors may from time to time prescribe.

     Section 11.     The Treasurer.  The Treasurer shall have the custody of the
     -----------     --------------
corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

     Section 12.     Assistant Treasurers.  The Assistant Treasurer, or if there
     -----------     ---------------------
shall be more than one, the assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                    ARTICLE X
                              CERTIFICATES Of STOCK
                              ---------------------

     Section  1.     Certificates.  Every  holder  of  stock  in the corporation
     -----------     ------------
shall be entitled to have a certificate, signed by, or in the name of the corporation by, the President or Vice-President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation. If the Corporation is authorized to issue shares of more than one class there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any stockholder upon request and without charge, a summary statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any preferred or special class in series, the variations in relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, or the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

     Section  2.     Facsimile  Signatures.  Any of or all the signatures on the
     -----------     ---------------------
certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such


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officer,  transfer  agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     Section  3.     Lost  Certificates. The Board of Directors may direct a new
     -----------     -------------------
certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section  4.     Transfers  Of  Stock.  Upon surrender to the corporation or
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the  transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section  5.     Fixing  Record  Date.  In  order  that  the corporation may
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determine  the  shareholders  entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporation action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action requiring such determination of shareholders. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders made in accordance with this section shall apply to any adjournment of the meeting.

     Section  6.     Registered Shareholders.  The corporation shall be entitled
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to  recognize  the  exclusive  right  of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE XI
                               GENERAL PROVISIONS
                               ------------------

     Section  1.     Dividends.  Dividends  upon  the  capital  stock  of  the
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corporation,  subject  to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     Section  2.     Reserves.  Before payment of any dividend, there may be set
     -----------     ---------
aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing


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dividends,  or  for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any ouch reserve in the manner in which it was created,

     Section  3.     Checks.  All  checks  or demands for money and notes of the
     -----------     ------
corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     Section  4.     Fiscal  Year.  The  fiscal year of the corporation shall be
     -----------     ------------
the 12-month period ending December 31, or any other date fixed by resolution of the Board of Directors.

     Section 5.     Seal.  The Corporation may have a corporate seal which shall
     ----------     ----
have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section  6.     Miscellaneous.  Unless  otherwise  ordered  by the Board of
     -----------     -------------
Directors, Chairman of the Board, the President or any Vice-President or the Secretary or the Treasurer in person or by proxy or proxies appointed by any of them shall have full power and authority on behalf of the Corporation to vote, act and consent with respect to any shares of stock issued by other corporations which the Corporation may own or as to which the Corporation otherwise has the right to vote, act or consent.

                                   ARTICLE XII
                                 INDEMNIFICATION
                                 ---------------

     Section  1.     The  Corporation shall indemnify any person who was or is a
     -----------
party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigate (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. However, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have bee adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which the Court of Chancery or such other court shall deem proper.


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     Section 2.     To the extent that a director, officer, employee or agent of
     ----------
the Corporation has been successful on the merits of otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     Section  3.     Any Indemnification under Section 1 of this Article (unless
     -----------
ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 of this Article. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

     Section  4.     Expenses  incurred in defending a civil or criminal action,
     -----------
suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

     Section  5.     The  indemnification  provided by this Article shall not be
     -----------
deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall inure to the benefit of his heirs, executors and administrators or such a person.

     Section  6.     The  Corporation  may  purchase  and  maintain insurance on
     -----------
behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or went of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation indemnifies him against such liability under the provisions of this Article.

                                  ARTICLE XIII
                                   AMENDMENTS
                                   ----------

     Section  1.     These  Bylaws  may  be  altered, amended or repealed or new
     -----------
Bylaws may be adopted by the shareholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation, at any regular meeting of the shareholders or of the Board of Directors or at any special meeting of the shareholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new
Bylaws be contained in the notice of such special meeting. If any Bylaw regulating an impending election of Directors is adopted or amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of the Stockholders of the Corporation for the election of directors by Bylaw so adopted or amended or repeated, together with a concise statement of the changes.


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